Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Tax-Exempt California Money Market Fund on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                 /s/Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Tax-Exempt California Money
                                                 Market Fund

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Tax-Exempt California Money Market Fund on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                     /s/Paul Schubert
                                                     Paul Schubert
                                                     Chief Financial Officer
                                                     Tax-Exempt California Money
                                                     Market Fund